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                                                        EXHIBIT 10.2



                         EXECUTIVE EMPLOYMENT AGREEMENT

                                     BETWEEN

                             CARIBBEAN CIGAR COMPANY

                                       AND

                               EDWARD C. WILLIAMS

                                      DATED

                                 APRIL 1, 1998







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                                TABLE OF CONTENTS

                         EXECUTIVE EMPLOYMENT AGREEMENT


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PARAGRAPH                                                                                              PAGE NO.
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
1.       BACKGROUND ...................................................................................... 1

2.       DEFINITIONS...................................................................................... 1

3.       EMPLOYMENT....................................................................................... 4

4.       RESPONSIBILITIES................................................................................. 4

5.       NON-STOCK COMPENSATION AND REIMBURSEMENTS........................................................ 4

6.       EQUITY-BASED COMPENSATION........................................................................ 6

7.       REGISTRATION RIGHTS.............................................................................. 6

8.       TERMINATION ..................................................................................... 7

9.       PROPRIETARY INFORMATION.......................................................................... 7

10.      INDEMNIFICATION ................................................................................. 8

11.      SEVERABILITY .................................................................................... 8

12.      ATTORNEYS' FEES.................................................................................. 8

13.      HEADINGS ........................................................................................ 9

14.      NOTICES ......................................................................................... 9

15.      GENERAL PROVISIONS .............................................................................. 9

16.      ENTIRE AGREEMENT ................................................................................ 9


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                         EXECUTIVE EMPLOYMENT AGREEMENT


                  This EXECUTIVE EMPLOYMENT AGREEMENT (the "Agreement") is entered into this 1st day of April, 1998 by and between Caribbean Cigar Company, a Florida corporation with its principal offices at 8305 N.W. 27th Street, Suite 111 Miami, Florida 33122 (the "Company") and EDWARD C. WILLIAMS ("Employee"), an individual, and shall be effective on the Effective Date, as defined below.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties hereto, the parties do hereby covenant and agree as follows:

                  1.       BACKGROUND.

                           A.       The Company is engaged in the business of
manufacturing and distributing premium cigars and cigar-related products.

                           B.       The Company desires to secure and retain the
services of Employee in the office of Chief Financial Officer, and such services are considered by the Company to be valuable with regard to the business of manufacturing, distributing and retailing premium cigars and cigar-related products.

                           C.       Employee desires to be in the full and
active employ of the Company in accordance with the terms and conditions herein set forth, and the Company desires to retain Employee's valuable skills and services for the benefit of the Company.

                  2.       DEFINITIONS.

                  As used in this Agreement and the Exhibits, the following terms shall have the meaning as set forth below, and the parties hereto agree to be bound by the provisions hereof:

                           A.       BOARD OF DIRECTORS means the Board of
Directors of the Company.

                           B.       CHANGE OF CONTROL means the occurrence of
any of the following events:

                                    (i)      Merger or consolidation where the
Company is not the consolidated or surviving company and the surviving or resulting company does not expressly agree to be bound by and have the benefits of the provisions of this Agreement, and through which any person or persons acting in concert (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial holder directly or indirectly of securities of the Company representing fifty percent (50%) or more of the combined voting power of Company's then outstanding securities;

                                    (ii)     Transfer of all or substantially
all of the assets or stock of the Company and the transferee of the Company's assets or stock does not expressly agree to be bound by and have the benefits of the provisions of this Agreement;

                                    (iii)    Change in control of Company of a
nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date thereof, provided that, without limitation, such a change in control shall be deemed to have occurred if: (a) any person or persons acting in concert (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial holder directly or indirectly of securities of the Company representing fifty percent (50%) or more of the combined voting power of Company's then outstanding securities; or, (b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reasons to constitute a majority thereof, unless the election or nomination for election by Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors who were directors at the beginning of such period; or

                                    (iv)     discontinuation of the business by
Company.

                           C.       COMPANY means Caribbean Cigar Company and
its successors.

                           D.       CONSTRUCTIVE TERMINATION means a termination
of this Agreement resulting from any material failure by the Company to fulfill its obligations under this Agreement which is not cured within twenty (20) days after receipt of written notice by the Company from Employee specifying the nature of the failure, which failure shall include, but shall not be limited to,
(a) removal of Employee, other than removal as a result of a Termination With Cause or a Voluntary Termination, as Chief Financial Officer of the Company or any material change by the Company in the functions, duties or responsibilities of Employee from those in which Employee was engaged as Chief Financial Officer of the Company on the Effective Date, without the consent of Employee, (b) a material, non voluntary reduction in Employee's Base Salary and eligibility for bonus amounts, or (c) the occurrence of a Change of Control. Constructive Termination shall occur only (A) after receipt by the Company of written notice from Employee specifying Employee's reasonable belief that an event of Constructive Termination has occurred, as defined herein, and (B) if Employee provides such notice to the Company and the Board of Directors within sixty (60) days after the date of such event. The effective date of Employee's termination of employment shall be the date specified by the Employee which date must be not later than sixty (60) days after the giving of the notice specified in the immediately preceding sentence. Notice by Employee of Constructive Termination shall not constitute a Voluntary Termination for purposes of this Agreement.

                           E.       EFFECTIVE DATE means April 1, 1998.

                           F.       EMPLOYEE'S CURRENT SALARY means, with
respect to any payment obligation pursuant to this Agreement, an amount equal to the greater of (i) Employee's current base salary as of the date any determination of Employee's Current Salary hereunder, plus an amount equal to the bonus compensation paid to the Employee for the most recent fiscal year, plus an amount equal to the annualized value of any and all benefits currently paid to or for the benefit of the Employee; or (ii) Employee's gross income as reported cumulatively on Employee's Form W-2 and any Form 1099 issued for the previous calendar year.

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                           G.       INITIAL TERM means the basic term of this
Agreement, which shall be thirty-six (36) months, beginning on the Effective Date and ending on the date which is thirty-six (36) months following the Effective Date.

                           H.       PERMANENT DISABILITY means a physical or
mental incapacity or disability which renders Employee incapable of performing his regular duties hereunder for a period of one hundred twenty (120) consecutive days, as certified by either Employee's attending physician or a licensed physician retained by the Company for the purposes of making such determination.

                           I.       REGISTRABLE SECURITIES means the shares of
common stock of the Company ("Common Stock") held by Employee or his transferees, or shares of Common Stock hereafter acquired by Employee or which he hereafter obtains the right to acquire. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to the an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or similar rule then in force) or repurchased by the Company. For purposes of this Agreement, Employee shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever Employee has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and Employee shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.


                           J.       RENEWAL TERMS means the period, if any,
following the Initial Term during which the Agreement is extended as set forth in Section 8B.

                           K.       SEVERANCE AMOUNT shall have the meaning as
set forth in Section 5C.

                           L.       TERM means the Initial Term and any
Renewal Term.

                           M.       TERMINATION DATE means the following: (w)
with respect to Termination With Cause, the date the Company notifies Employee in writing of the actions described in Subsection 2P.(i) and the termination of this Agreement based thereon, or the date which is twenty (20) days after written notice of violation to Employee pursuant to Subsection 2P.(ii) not cured by Employee; (x) with respect to the death of Employee, the date of his death;
(y) with respect to Termination Without Cause, the date on which the Company so terminates Employee; and (z) with respect to Voluntary Termination, the date on which Employee terminates his employment relationship with the Company.

                           N.       TERMINATION WITH CAUSE means the termination
of this Agreement and the employment relationship of Employee with the Company, only for the following:

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                                    (i)      Any action by Employee constituting
fraud, theft or embezzlement with regard to material property of the Company; or

                                    (ii)     Continued neglect by Employee in
fulfilling his duties as Chief Financial Officer of the Company as a result of alcoholism, drug addiction, nervous breakdown or excessive unauthorized absenteeism, after written notification from the Board of Directors of such neglect, setting forth in detail the matters involved and Employee's failure to cure the problem resulting in such neglect within a reasonable time.

                                    (iii)    Continued gross failure by Employee
to fulfill his duties as Chief Financial Officer of the Company after written notice from the Board of Directors of such failure, setting forth in detail the matters involved and specifying a reasonable time for cure, which time shall not be less than sixty (60) days, and a reasonable method, set forth with specificity, by which Employee may cure such failure.

                           O.       TERMINATION WITHOUT CAUSE means any of the
following:

                                    (i)      A termination by the Company of
this Agreement and the employment relationship of Employee with the Company which is not a Termination With Cause, a Voluntary Termination or a Constructive Termination, including the expiration of the Term as a result of either party at the end of the Renewal Term electing to terminate this Agreement;

                                    (ii)     After a Change of Control or within
the one hundred and twenty (120) day period immediately prior to the occurrence of a Change of Control, any termination of this Agreement by the Company because Employee is determined to have incurred a Permanent Disability or to have died;

                                    (iii)    Any alteration or revision in the
corporate position of Employee such that Employee's responsibilities or compensation are materially reduced or decreased for any reason; or

                                    (iv)     Any relocation of Employee by the
Company, not agreed to in a writing by the Employee (which writing must reference this Agreement), to a location other than metropolitan Miami.

                           P.       TRIGGERING EVENT means a termination of
Employee's employment (i) by the Company during the Term due to a Termination Without Cause or (ii) a Constructive Termination of Employee's employment with the Company.

                           Q.       VOLUNTARY TERMINATION means termination by
Employee of his employment with the Company prior to the end of the Term and in the absence of a Triggering Event. Notice by Employee to the Company of a failure by the Company to fulfill its obligations under the Agreement pursuant to Section 2E. shall not constitute a Voluntary Termination for purposes of this Agreement.

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                  3.      EMPLOYMENT. The Company, through its Board of
Directors, agrees to employ Employee in the office of Chief Financial Officer of the Company for the Term, and Employee agrees to accept such employment and office upon the terms and conditions set forth herein.

                  4. RESPONSIBILITIES. Pursuant to this Agreement, Employee shall assume the responsibilities, perform the duties, and exercise the powers as Chief Financial Officer of the Company, as set forth in the Bylaws of the Company and consistent with the responsibilities, duties and powers exercised by Employee as Chief Financial Officer of the Company as of the Effective Date and such other duties as may be assigned from time to time by the Board of Directors.

                  5. NON-STOCK COMPENSATION AND REIMBURSEMENTS. The Company shall pay, and Employee agrees to accept, as partial compensation for services to be rendered hereunder during the Term, the remuneration described below:

                          A.        ANNUAL SALARY. The Company shall pay
Employee a base annual salary as of the Effective Date of one hundred thousand dollars ($100,000.00) per year ("Base Salary"), subject to annual increases which, if granted, shall be effective on the first day of the Company's fiscal year, as the Board of Directors in its sole discretion deems appropriate in accordance with the Company's customary procedures regarding the salaries of its executive officers. Base Salary shall be payable according to the customary payroll practices of the Company, but in no event less frequently than monthly.

                           B.       BONUSES. In the event the Company adopts an
incentive compensation plan (as determined by its Board of Directors), the Employee shall be eligible for bonuses subject to the satisfaction of such performance criteria as may be established pursuant to such plan. During the Term, Employee shall be entitled to participate in other incentive and/or bonus cash and equity compensation plans of the Company which provide benefits to senior officers, as determined by the Board of Directors of the Company.

                           C.       SEVERANCE PAYMENTS AND AGREEMENTS.

                                    (i)      Upon the occurrence of a Triggering
Event, Employee shall be deemed to have earned the Severance Amount, as defined below, on the effective date of the Triggering Event. The obligation of the Company under this Subsection 5.C. shall take the place of any other obligations of the Company under this Section 5 to pay to Employee for the balance of the Term Employee's then Base Salary pursuant to Subsection 5.A.

                                    (ii)     If a Triggering Event occurs as a
result of a Constructive Termination in connection with a Change of Control, the Severance Amount shall be an amount equal to one and one-half (1 1/2) multiplied times Employee's Current Salary.

                                    (iii)    If the Triggering Event occurs as a
result of a Termination Without Cause, other than the expiration of the Term as a result of either party at the end of the

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Renewal Term electing to terminate this Agreement, the Severance Amount shall be an amount equal to the greater of (i) Base Salary over the remaining term or
(ii) Employee's Current Salary.

                                    (iv)     If the Triggering Event occurs as a
result of the expiration of the Term of this Agreement because of the election of either or both of the parties not to renew the Term, the Severance Amount shall be an amount equal to Employee's Current Salary.

                                    (v)      Any Severance Amount payable
pursuant to this Section shall be paid as follows: (a) fifty percent (50%) of such amount shall be payable immediately as of the date of the Triggering Event, and (b) the remaining fifty percent (50%) of such amount shall be paid over the twelve (12) month period thereafter according to the Company's payroll practices and procedures in effect at the time of the Triggering Event.

                                    (vi)     In addition to receiving payment of
the Severance Amount, upon the occurrence of a Triggering Event, any and all stock options to purchase shares of the Company which are held by Employee shall become one hundred percent (100%) vested and immediately exercisable as of the date of such Triggering Event, and shall be exercisable by the Employee over the balance of the remaining stated term of any such stock options (which term shall be the term applicable to the Employee in the absence of termination of employment), notwithstanding any provision contained in the stock option agreement to the contrary.

                                    (vii)    In the event of termination of
employment hereunder for any reason, the Company shall cause to be immediately terminated any agreement to which the Employee is a party which shall prohibit the Employee in any way from selling any of Employee's Common Stock in the public markets (provided, however, this paragraph shall not obligate the Company to terminate any restriction applicable to the Employee because the Employee shall hold "restricted securities" as defined under applicable federal or state securities laws).

                                    (viii)   Any controversy or claim arising
out of or relating to whether termination of Employee's employment is due to a Triggering Event, or is a Termination With Cause, a Termination Without Cause, a Constructive Termination or a Voluntary Termination as provided herein, shall be settled by arbitration in accordance with the Commercial Arbitration Rules ("Rules") of the American Arbitration Association ("AAA"). Arbitration shall be initiated by a party by giving notice in the manner set forth herein to the other party of its intention to arbitrate, which notice shall contain a statement setting forth the nature of the dispute, the amount claimed, if any, and the remedy sought. The initiating party shall then file a copy or copies of the notice as set forth under the Rules. Atlanta, Georgia shall be the location where the arbitration is held. The parties shall agree upon and appoint three
(3) arbitrators in accordance with the Rules within twenty (20) days of the effective date of notice of arbitration; however, if the parties fail to make such designation within twenty (20) days, the AAA shall make the appointment. The determinations of such arbitrators will be final and binding upon the parties to the arbitration, and judgment upon the award rendered by the arbitrators may be entered in any such court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may

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be. The arbitrators shall apply the laws of the State of Georgia as to both substantive and procedural questions.

                           D.       INSURANCE AND BENEFITS.

                           (i)      The Company shall allow Employee to
participate in or receive benefits under all employee and executive benefit plans or arrangements and perquisites of employment, including, without limitation, plans or arrangements providing for health and disability insurance coverage, life insurance for the benefit of Employee's beneficiaries, deferred compensation and pension benefits, and personal financial, investment, legal or tax advice, all at the highest level that is available through the Company to other senior officers of the Company subject to the same terms and conditions as apply to such other senior officers. The Company will bear all costs for the employee's and employee's family's health care coverage.

                           (ii)     Employee shall be entitled to all holidays
recognized by the Company and vacation time for not less than four (4) weeks per year (plus such additional time as is available under the vacation policy of the Company in effect for senior officers) with continuing payment of all compensation as set forth herein. Employee shall be reimbursed by the Company for all expenses incurred on behalf of the Company in accordance with the then current reimbursement policies of the Company. Nothing paid to Employee under any plan, arrangement or perquisite presently in effect or made available in the future shall be deemed to be in lieu of the salary and other compensation or payments paid or payable to Employee under this Agreement.

                           (iii)    In the event of a termination of Employee's
employment with the Company as a result of or in connection with a Triggering Event, Employee shall be entitled to continue to receive the insurance benefits set forth above (at the highest level of insurance benefits within the twelve
(12) month period prior to such event) for a twenty-four (24) month period following the Triggering Event; provided, however, that in the event the Company is legally prohibited from providing a specified insurance benefit after termination of employment, it shall provide Employee the economic equivalent thereof.

                  6. EQUITY-BASED COMPENSATION. Effective on the date hereof (the "Date of Grant"), Company shall grant to Employee the right and option to acquire, for a period of ten years, one hundred eighty seven thousand five hundred (187,500) shares of the Company's common stock at an exercise price of one cent (.01) (the "Option"). The Option shall be a non-qualified stock option issued pursuant to the Company's 1996 Long Term Incentive Plan (the "Plan"). The Option shall be immediately exercisable and notwithstanding anything to the contrary in the Plan, shall not terminate after termination of employment.

                  7.       REGISTRATION RIGHTS.

                           A.       S-8 REGISTRATION. Not later than one hundred
eighty (180) days following the effective date hereof, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 which shall register the shares reserved under the

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Plan, including the Option Shares, and the Company shall take all necessary action to maintain and keep such registration statement effective at all times during the term of the Option.

                           B.       PIGGYBACK REGISTRATION. If at any time or
from time to time, the Company shall determine to register any of its securities for its own account in an underwritten public offering, the Company will:

                  (i)      promptly give to Employee written notice thereof; and

                  (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and underwriting, all the Option Shares (subject to cutback as set forth in this Section 7.B) specified in a written request made within thirty (30) days after receipt of such written notice from the Company by Employee.

         The right of Employee to registration pursuant to this Section 7. shall be conditioned upon Employee's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If Employee proposes to distribute its securities through such underwriting, Employee shall (together with the Company and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7.B, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter, in its sole discretion, may limit or exclude the Registrable Securities to be included in such registration. The Company shall so advise Employee and any other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 7.B, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among Employee and the other shareholders requesting registration (the "Requesting Shareholders") in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Requesting Shareholders at the time of filing the registration statement.

         The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 7.B prior to the effectiveness of such registration, whether or not Employee has elected to include securities in such registration.

                           C.       TERMINATION OF REGISTRATION RIGHTS. The
rights of Employee to receive notice and to participate in a registration pursuant to the terms of Sections 7.A and 7.B shall terminate at the earliest to occur of (i) the sale by Employee of all Registrable Securities held by Employee; or (ii) the date on which Employee could sell all remaining Registrable Securities then held by Employee in any one three-month period under the terms of Rule 144 or Rule 144(k) under the Securities Act.

                  8.       TERMINATION.


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                           A.       This Agreement will commence on the
Effective Date and shall continue during the Initial Term.

                           B.       In addition to the Initial Term, this
Agreement shall be renewed for additional one (1) year periods (the "Renewal"), ad infinitum, unless either party gives notice of non-renewal at least one hundred and eighty (180) days prior to the expiration of the Initial Term or the then current Renewal Term.

                           C.       During the Term, the Company or Employee may
terminate this Agreement, subject to the terms, conditions and obligations hereof, by mutual written agreement expressed in a single document signed by both the Company and Employee.

                           D.       This agreement shall terminate upon the
occurrence of any of the following events:

                                    (i)     Permanent Disability of Employee;

                                    (ii)    Voluntary Termination by Employee;

                                    (iii)   Death of Employee;

                                    (iv)    Termination Without Cause;

                                    (v)     Termination With Cause; or

                                    (vi)    Constructive Termination.

                           E.       Upon termination for any of the foregoing
reasons, Employee shall continue to render services and shall be paid his Base Salary and benefits up to the Termination Date. Any Severance Amount payable to Employee is in addition to the regular Base Salary and benefits which Employee shall receive up to the Termination Date and shall be paid by the Company on the last date that Employee actually reports to the Company's premises for full time duties. In the event of such termination, this Agreement shall be deemed terminated for all purposes except to the extent otherwise herein provided. The obligations of Employee under Section 9 shall survive termination or expiration of this Agreement. The obligations of the Company under Section 10, and those obligations under Sections 5, 6 and 7 that by their terms are to be paid or to continue after termination of this Agreement, shall also survive such termination.

                  9.       PROPRIETARY INFORMATION.

                           A.       In performance of services under this
Agreement, Employee may have access to:

                                    (i)      information which derives economic
value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy (hereinafter "Trade Secrets" or "Trade Secret"); or

                                    (ii)     information which does not rise to
the level of a Trade Secret, but is valuable to the Company and provided in confidence to Employee (hereinafter "Confidential Information").

                           B.       Employee acknowledges and agrees with
respect to Trade Secrets and Confidential Information provided to or obtained by Employee (hereinafter collectively the "Proprietary Information"):

                                    (i)      that the Proprietary Information is
and shall remain the exclusive property of the Company;

                                    (ii)     to use the Proprietary Information
exclusively for the purpose of fulfilling the obligations under this Agreement;

                                    (iii)    to return the Proprietary
Information, and any copies thereof, in his possession or under his control, to the Company upon request of the Company, or expiration or termination of this Agreement for any reason; and

                                    (iv)     to hold the Proprietary Information
in confidence and not to copy, publish, or disclose to others or allow any other party to copy, publish, or disclose to others, in any form, any Proprietary Information without the prior written approval of an authorized representative of the Company.

                           C.       The obligations and restrictions set forth
in this section 9. shall survive expiration or termination of this Agreement, for any reason, and shall remain in full force and effect as follows:

                                    (i)      as to Trade Secrets, for so long as
such information remains subject to protection under applicable law;

                                    (ii)     as to Confidential Information, for
a period of two (2) years after expiration or termination of this Agreement for any reason.

                           D.       The obligations set forth in this Section 9
shall not apply or shall terminate with respect to any particular portion of the Proprietary Information which:

                                    (i)      was in Employee's possession, free
of any obligation of confidence, prior to his receipt of the Confidential Information from the Company;

                                    (ii)     is in the public domain at the time
the Company communicates it to Employee, or becomes available to the public through no breach of this Agreement by Employee; or

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                                    (iii) is received by Employee independently
and in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential.

                  10. INDEMNIFICATION. The Company shall execute an agreement in which it agrees to indemnify Employee to the fullest extent possible under Florida law against and from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by Employee to the extent arising from or in connection with Employee's performance of his duties under this Agreement.

                  11. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction, such holdings shall not affect the enforceability of any other provision of this Agreement, and all other provisions shall continue in full force and effect.

                  12. ATTORNEYS' FEES. If a dispute between the parties arises in connection with this Agreement, the prevailing party as determined through arbitration or final judgment of a court of competent jurisdiction (which arbitration or judgment is not subject to further appeal due to the passage of time or otherwise) shall be entitled to reimbursement from the other party for reasonable attorneys' fees and expenses incurred by the prevailing party in connection with the resolution of the dispute.

                  13. HEADINGS. The headings of the several paragraphs in this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

                  14. NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or delivered if (i) delivered personally; (ii) mailed by certified mail, return receipt requested, with proper postage prepaid; or (iii) delivered by recognized courier contracting for same day or next day delivery with signed receipt acknowledgment to:

                     (a)     To the Company:
                             Caribbean Cigar Company
                             8305 N.W. 27th Street
                             Miami, Florida  33122
                             Attention:  President

                             With a copy to:
                             Morris, Manning & Martin LLP
                             1600 Atlanta Financial Center
                             3343 Peachtree Road, N.E.
                             Atlanta, Georgia 30326
                             Attn: Oby T. Brewer, III

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

                     (b)     To Employee:
                             Edward C. Williams
                             2239 Goode Road
                             Conyers, Georgia 30094

                           or at such other address as the parties hereto may
have last designated by notice to the other parties. Any item delivered personally or by recognized courier contracting for same day or next day delivery shall be deemed delivered on the date of delivery. Any item mailed shall be deemed to have been delivered on the date evidenced on the return receipt.

                  15. GENERAL PROVISIONS. This Agreement shall be governed by and construed under the laws of the State of Florida, without giving effect to its conflict of law principles. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns. Neither party may assign his or its rights and obligations under this Agreement to any other party.

                  16. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto, and except as otherwise provided in this Agreement, supersedes and cancels all previous and contemporaneous written and oral agreements, including all prior employment agreements between the Company and Employee and amendments thereto. No amendment or modification of this Agreement shall be valid or binding unless in writing and signed by the party to be bound.

                  IN WITNESS WHEREOF, the parties hereto have affixed their seals and executed this Agreement effective as of the date first above written.


                                    By:
                                       ----------------------------------------

                                    Date:
                                         ----------------------



                                    EMPLOYEE:


                                    --------------------------------------(SEAL)
                                    Edward C. Williams, Individually

                                    Date:
                                         -----------------------


                                      -13-